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                                                                   EXHIBIT 10(d)


                              MALIBU CENTERS, INC.
                            c/o THE HAMPSTEAD GROUP
                              Texas Commerce Tower
                                2200 Ross Avenue
                                  Suite 4200-W
                              Dallas, Texas 75201



                                                                October __, 1998

Nomura Asset Capital Corporation
Two World Financial Center, Building B
New York, New York 10281


                                  RE:      TERM EXTENSION


Ladies and Gentlemen:

                 We refer to that certain (i) Loan Agreement in the amount of $21,390,375, dated as of June 27, 1997, between Malibu Centers, Inc. ("MCI"), as borrower and Nomura Asset Capital Corporation ("Lender"), as lender, as amended by that certain Letter Agreement dated as of March 30, 1998 (the "Loan Agreement") and (ii) Promissory Note in the amount of $21,390,375 dated as of June 27, 1997 between MCI and Lender (the "Note"). Unless otherwise indicated, capitalized terms herein shall have the meaning ascribed to them in the Loan Agreement or in the Note.

                 This letter (the "Letter") shall serve to modify the Loan Agreement such that the definition of "Stated Maturity" is hereinafter changed to January 20, 1999.

                 The Letter shall also serve to modify the Note such that the definition of "Maturity Date" is hereinafter changed to January 20, 1999.

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                 If there shall be any inconsistencies between the terms,
covenants, conditions and provisions set forth in the Loan Agreement or the Note, as applicable, and the terms, covenants, conditions and provisions set forth in this Letter, then, the terms, covenants, conditions and provisions of this Letter shall prevail. Whenever possible, the provisions of this Letter shall be deemed supplemental to and not in derogation of the terms of the Loan Agreement or the Note, as applicable, and any documents relating thereof.

                 MCI hereby confirms and ratifies all of the terms and provisions of the Loan Agreement and the Note as amended by this Letter. Except as expressly amended hereby, all of the terms of the Loan Agreement and the Note shall remain in full force and effect.

                 This agreement may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.





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                 Please indicate your acceptance of the terms of this letter agreement by signing in the space provided below.


                                    Very truly yours,


                                    MALIBU CENTERS, INC., a Delaware
                                    corporation



                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:




ACCEPTED AND AGREED TO:


NOMURA ASSET CAPITAL CORPORATION


By:
   ---------------------------------
   Name:
   Title:





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